CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Re:      Kids Stuff, Inc.
         10-KSB Filing 3/31/01

We hereby consent to the use of our report dated April 10, 2001, which is incorporated by reference in the Form S-8 Registration Statement filed on behalf of Kids Stuff, Inc., file #333-30292.


                                                     /s/ Hausser & Taylor LLP
                                                     Hausser & Taylor LLP

Canton, Ohio
April 16, 2001